Exhibit 23.8

CONSENT OF QUALIFIED PERSON

Re:	Registration statement on Form F-3

GE21 Consultoria Mineral (“GE21”), in connection with the registration statement on Form F-3 of ArcelorMittal (the “Registration Statement”):

a)	consent to the use of and references to our name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement, concerning the preparation of the mineral reserves and mineral resources of Andrade iron ore mine presented in ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 20-F”); and

b)	consent to the incorporation by reference of the 2023 20-F into the Registration Statement (and any amendments or supplements thereto).

GE21 is responsible for authoring, and this consent pertains to mineral reserves and mineral resources of Andrade iron ore mine included in the 2023 20-F.

GE21 further consents to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: March 4, 2024

/s/ Porfirio Cabaleiro Rodriguez
Porfirio Cabaleiro Rodriguez
GE21 Director - Mining Engineer
FAIG #3708

CONSENT OF QUALIFIED PERSON

Re:	Registration statement on Form F-3

GE21 Consultoria Mineral (“GE21”), in connection with the registration statement on Form F-3 of ArcelorMittal (the “Registration Statement”):

a)	consent to the use of and references to our name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement, concerning the preparation of the mineral reserves and mineral resources of Serra Azul iron ore mine presented in ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 20-F”); and

b)	consent to the incorporation by reference of the 2023 20-F into the Registration Statement (and any amendments or supplements thereto).

GE21 is responsible for authoring, and this consent pertains to, the mineral reserves and mineral resources of Serra Azul iron ore mine included in the 2023 20-F.

GE21 further consents to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: March 4, 2024

/s/ Porfirio Cabaleiro Rodriguez
Porfirio Cabaleiro Rodriguez
GE21 Director - Mining Engineer
FAIG #3708